UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2021

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Relay Therapeutics, Inc.

399 Binney Street, 2nd Floor

Cambridge, Massachusetts 02139

(Address of principal executive offices, including zip code)

(617) 370-8837

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RLAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2021, Relay Therapeutics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Cowen and Company, LLC and Guggenheim Securities, LLC, as representatives of the underwriters listed on Schedule 1 thereto (collectively, the “Underwriters”), relating to a public offering (the “Offering”) of 13,207,547 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price to the public of $26.50 per share. The Company granted the Underwriters a 30-day option to purchase, at the public offering price less underwriting discounts and commissions, up to an additional 1,981,132 shares of Common Stock, which option was exercised in full. The Company estimates that the net proceeds from the Offering, after deducting the underwriting discounts and commissions and other estimated offering expenses payable by the Company, will be approximately $381.9 million after giving effect to the additional shares. The Offering is expected to close on October 15, 2021, subject to customary closing conditions.

The Company made customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333- 258768), including the prospectus dated August 12, 2021, as supplemented by a prospectus supplement dated October 12, 2021.  This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the shares of Common Stock.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The legal opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the shares in this Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The Company believes its cash, cash equivalents and investments of $671.2 million as of June 30, 2021, together with the net proceeds from the Offering, will enable it to fund its operating expenses and capital expenditure requirements into 2025.

The information in this Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 11, 2021, the Company announced the launch of the Offering and on October 12, 2021, the Company announced the pricing of the Offering. Copies of these press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

The information set forth in Item 2.02 above is hereby incorporated by reference into this Item 8.01.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s Offering. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as the intended terms of the Offering and the estimated cash runway, are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Exhibits.

(d) Exhibits

1.1

Underwriting Agreement, dated as of October 12, 2021, by and among the Company, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Cowen and Company, LLC and Guggenheim Securities, LLC, as representatives of the underwriters listed on Schedule 1 thereto.

5.1	Opinion of Goodwin Procter LLP regarding the issue of common stock being registered.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).
99.1	Press release for the launch of the Offering issued by the Company on October 11, 2021.
99.2	Press release for the pricing of the Offering issued by the Company on October 12, 2021.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date: October 14, 2021	By:	/s/ Brian Adams
Brian Adams, J.D.
General Counsel